                                                                               .
                                                                               .
                                                                               .
EXHIBIT 21:  SUBSIDIARIES OF REGISTRANT


              DIRECT SUBSIDIARIES                         INDIRECT SUBSIDIARIES                  STATE/JURISDICTION OF INCORPORATION
              -------------------                         ---------------------                  -----------------------------------

CIB MARINE BANCSHARES, INC.                                                                      Wisconsin


              Central Illinois Bank                                                              Illinois Commercial Bank

              Hillside Investors                                                                 Illinois Corporation

                                                          CIB Bank                               Illinois Commercial Bank

                                                          CIB Capital Holdings I, LLC            Delaware LLC

                                                          CIB Capital I, LLC                     Delaware LLC

                                                          CIB Marine Commercial Finance, LLC     Illinois LLC

                                                          CIB Construction, LLC                  Illinois LLC

                                                          Canron Corporation                     Michigan Company

                                                          MICR, Inc. dba Maverick International  Illinois Corporation

              CIB Bank                                                                           Indiana Commercial Bank

              First Ozaukee Capital Corp.                                                        Wisconsin Corporation

                                                          Marine Bank                            Wisconsin Commercial Bank

                                                          Marine Investment Corporation          Nevada Subsidiary

              Marine Bank                                                                        Federal Savings Bank

              CIB Marine Information Services, Inc.                                              Illinois Corporation

              Mortgage Services, Inc.                                                            Illinois Corporation
                 Also doing business under the name of  "Comcor Mortgage Corporation"

              CIB Marine Capital Trust I                                                         Delaware Business Trust

              CIB Statutory Trust III                                                            Connecticut Statutory Trust

              CIB Statutory Trust IV                                                             Connecticut Statutory Trust

              CIB Statutory Trust V                                                              Delaware Business Trust

              Citrus Financial Services, Inc.                                                    Florida Corporation

                                                          Citrus Bank, NA                        National Banking Association

              CIB Marine Capital, LLC                                                            Wisconsin Limited Liability Company